                                                                      Exhibit 10











                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS PLAN
                          (JANUARY 1, 2002 RESTATEMENT)

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS PLAN
                          (JANUARY 1, 2002 RESTATEMENT)


                                TABLE OF CONTENTS
                                -----------------

Section                                                                                                        Page
-------                                                                                                        ----

                                    ARTICLE I
                                   DEFINITIONS

1.1      Definitions..............................................................................................2
1.2      Construction.............................................................................................5

                                   ARTICLE II
                                  PARTICIPATION

2.1      Participants.............................................................................................6
2.2      Designation of Participants..............................................................................6

                                   ARTICLE III
                     SUPPLEMENTAL NORMAL RETIREMENT BENEFITS

3.1      Eligibility..............................................................................................7
3.2      Amount...................................................................................................7
3.3      Payment..................................................................................................7

                                   ARTICLE IV
                     SUPPLEMENTAL EARLY RETIREMENT BENEFITS

4.1      Eligibility..............................................................................................8
4.2      Amount...................................................................................................8
4.3      Payment..................................................................................................8

                                    ARTICLE V
                        SUPPLEMENTAL DISABILITY BENEFITS

5.1      Eligibility..............................................................................................9
5.2      Amount...................................................................................................9
5.3      Payment..................................................................................................9
5.4      Termination of Supplemental Disability Benefits..........................................................9
5.5      Medical Examinations.....................................................................................9

                                   ARTICLE VI
                               PAYMENT OF BENEFITS

6.1      Optional Methods of Payment.............................................................................11
6.2      Effect of Various Circumstances Upon an Option..........................................................13
6.3      Payment Under an Option.................................................................................13
6.4      Cessation of Payments Due to Competition................................................................14
6.5      Competition.............................................................................................14

                                   ARTICLE VII
                                CHANGE IN CONTROL

7.1      Eligibility for Supplemental Retirement Benefit.........................................................16
7.2      Computation of Benefits Upon a Change of Control........................................................16
7.3      Payment of Benefits Upon a Change of Control............................................................16

                                  ARTICLE VIII
                                 DEATH BENEFITS

8.1      Designation of Beneficiary..............................................................................18
8.2      Death Benefit...........................................................................................18

                                   ARTICLE IX
                                 ADMINISTRATION

9.1      Authority of the Company................................................................................19
9.2      Claims Procedure........................................................................................19

                                    ARTICLE X
                              AMENDMENT AND TERMINATION                                                          21

                                   ARTICLE XI
                                  MISCELLANEOUS

11.1     Non-Alienation of Benefits..............................................................................22
11.2     Payment of Benefits to Others...........................................................................22
11.3     Plan Non-Contractual....................................................................................22
11.4     Trust...................................................................................................22
11.5     Interest of a Participant...............................................................................23
11.6     Claims of Other Persons.................................................................................23
11.7     Actuarial Factors.......................................................................................23
11.8     Severability............................................................................................23
11.9     Governing Law...........................................................................................23

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                 SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS PLAN
                          (JANUARY 1, 2002 RESTATEMENT)


         WHEREAS, the Applied Industrial Technologies, Inc. Supplemental Executive Retirement Benefits Plan (formerly known as the Bearings, Inc. Supplemental Executive Retirement Benefits Plan and hereinafter referred to as the "Plan") was established by Applied Industrial Technologies, Inc. (formerly known as Bearings, Inc. and hereinafter referred to as the "Company") on January 21, 1988, for the benefit of certain officers and key executives; and

         WHEREAS, the Plan was restated as of July 1, 1993, and then again as of July 1, 1997; and

         WHEREAS, the most recently restated Plan was amended further on three occasions; and

         WHEREAS, the Board of Directors of the Company (hereinafter referred to as the "Board") has decided to revise certain provisions of the Plan; and

         WHEREAS, the Board desires that the Plan be amended and restated to reflect such changes;

         NOW, THEREFORE, effective as of January 1, 2002, unless specifically provided otherwise, the Plan is hereby amended and restated as hereinafter set forth.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         1.1 DEFINITIONS. For purposes of the Plan, each of the following words and phrases shall have the meaning hereinafter set forth unless a different meaning is clearly required by the context:

                  (1) The term "ACCRUED PORTION" of a Participant's monthly supplemental normal retirement benefit determined as of any given date occurring prior to his Normal Retirement Date shall mean the amount of such Participant's monthly supplemental normal retirement benefit determined pursuant to the provisions of Section 3.2, based upon his Highest Monthly Final Average Compensation and years of Service on such date.

                  (2) The term "AFFILIATE" shall mean any member of a controlled group of corporations (as determined under Section 414(b) of the Code) of which the Company is a member; any member of a group of trades or businesses under common control (as determined under Section 414(c) of the Code) with the Company; any member of an affiliated service group (as determined under Section 414(m) of the Code) of which the Company is a member; and any other entity which is required to be aggregated with the Company pursuant to the provisions of Section 414(o) of the Code.

                  (3) The term "AFFILIATED GROUP" shall mean the group of entities which are Affiliates.

                  (4) The term "BENEFICIARY" shall mean the person or persons who is designated by a Participant to receive a death benefit under the Plan pursuant to the provisions of Article VIII.

                  (5) The term "BOARD" shall mean the Board of Directors of the Company.

                  (6) The term "CHANGE OF CONTROL" shall mean the occurrence of one of the following events:

                           (a) The Company is merged, consolidated or reorganized into or with another entity and, immediately after such merger, consolidation or reorganization, the holders of Company voting stock immediately prior to the transaction hold, in the aggregate, less than a majority of the combined voting power of the then outstanding securities of the new entity;

                           (b) The Company sells substantially all of its assets to another entity and, immediately after such sale, the holders of Company voting stock immediately prior to the sale hold, in the aggregate, less than a majority of the combined voting power of the then outstanding securities of the purchaser;

                           (c) A report is filed, or is required to be filed, on Schedule 13D or Schedule 14D-1 (or any successor form) disclosing that any "person" has become a "beneficial owner" (as those terms are defined by the Securities Exchange Act of 1934) of Company securities representing 20% or more of the combined voting power of then outstanding securities of the Company;

                           (d) The Company files, or is required to file, a report or proxy statement with the Securities and Exchange Commission disclosing in response to Form 8-K or
                                    Schedule 14A (or any successor form) that a change in control of the Company has or may have occurred, or will or may occur in the future, pursuant to a then-existing contract or transaction; or

                           (e)      If during any two-year period, the
                                    individuals who comprise all of the members of the Board cease, for any reason, to constitute at least three-fourths of the Board, except in the case in which the election of a director, or the nomination for election of a director by shareholders of the Company, was approved by a two-thirds vote of the directors then still in office who were directors at the beginning of such two-year period; provided, however, that no director shall be treated as being so approved, if such director was designated by an entity that has entered into an agreement with the Company to effectuate a merger, consolidation, reorganization, or sale of Company assets.

         Notwithstanding events set forth in subparagraphs (c) and (d) above, unless otherwise determined by a majority vote of the Board, a Change of Control shall not be deemed to have occurred solely because (i) the Company, (ii) an entity of which the Company directly or indirectly beneficially owns 50% or more of the entity's voting stock, or (iii) any employee stock ownership plan or any other employee benefit plan sponsored by the Company, either files or becomes obligated to file a report or proxy statement in response to Schedules 13D, 14D-1 or 14A, or Form 8-K (or any successor form), disclosing beneficial ownership by it of voting stock, whether in excess of 20% or otherwise, or because the Company reports that a change of control of the Company has or may have occurred, or will or may occur in the future, by reason of such beneficial ownership.

                  (7) The term "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

                  (8) The term "COMPANY" shall mean, for any period prior to January 1, 1997, Bearings, Inc., and for any period after December 31, 1996, Applied Industrial Technologies, Inc., its corporate successors, and the surviving corporation resulting from any merger of Applied Industrial Technologies, Inc. with any other corporation or corporations.

                  (9) The term "COMPENSATION" shall mean the total wages which are paid to or on behalf of a Participant during a calendar year by an Affiliate for services rendered as a common law employee, including base salary, incentive compensation, commissions, bonuses, amounts deferred under any non-qualified deferred compensation program of an Affiliate, and any elective contributions that are made on behalf of such Participant under any plan maintained by an Affiliate and that are not includible in gross income under Section 125, 129, or 402(e)(3) of the Code, but excluding moving or educational reimbursement expenses, amounts realized from the exercise of stock options, severance benefits, and imputed income attributable to any fringe benefit.

                  (10) The term "DISABILITY" shall mean the incapacity of a Participant due to any physical or mental condition which is incurred while an employee of an Affiliate and which results in the Participant being unable to perform the duties of his most recent position with the Affiliated Group and thereafter shall mean such continued incapacity so that the Participant is prevented from resuming the duties and responsibilities of his most recent position with the Affiliated Group or from obtaining a comparable position with another employer.

                  (11) The term "FORMER EMPLOYER PLAN" shall mean any defined benefit plan, program or arrangement (qualified or non-qualified) pursuant to which a Participant is, or ever was, eligible to receive retirement income.

                  (12) The term "HIGHEST MONTHLY FINAL AVERAGE COMPENSATION" shall mean 1/12th of the average of the Compensation of a Participant for any three calendar years during the last ten calendar years of his employment with the Affiliated Group in which the Participant had the greatest Compensation; provided, however, that if a Participant did not receive Compensation for at least three calendar years, his Highest Monthly Final Average Compensation shall be determined by dividing his average Compensation for the calendar years in which he was employed by the Affiliated Group by 12.

                  (13) The term "NORMAL RETIREMENT DATE" shall mean the date on which a Participant attains 65 years of age.

                  (14) The term "PARTICIPANT" shall mean a key executive of the Company designated to participate in the Plan pursuant to the provisions of Article II of the Plan.

                  (15) The term "PLAN" shall mean the Applied Industrial Technologies, Inc. Supplemental Executive Retirement Benefits Plan, as amended and restated herein, effective as of January 1, 2002, with all amendments, modifications, and supplements hereafter made.

                  (16) The term "PRIMARY SOCIAL SECURITY BENEFIT" shall mean the monthly benefit which a Participant would be entitled to receive as a primary insurance amount under the U.S. Social Security Act ("Social Security"), as amended, and in effect (and at the rate in effect) on the January 1 coincident with or next preceding the date his Service under the Plan ceases (regardless of any retroactive changes made by legislation enacted after said January 1) under the assumptions described below (whether he applies for such benefit or not, and even though he may lose part or all of such benefit for any reason). The amount of said Primary Social Security Benefit shall be estimated and computed by the Company for the purposes of the Plan on the assumption that such Participant shall have no further employment or Compensation after the date his Service under the Plan ceases and that his benefit commences at the later of his 62nd birthday or the date his Service under the Plan ceases.

                  (17) The term "SERVICE" shall mean the aggregate period of time that a Participant is employed as an employee by any Affiliate or for which he is given credit pursuant to the provisions of Section 2.2.

                  (18) The term "POTENTIAL CHANGE OF CONTROL" shall mean the occurrence of either of the following events:

                           (i) any "person" becomes the "beneficial owner" (as those terms are defined by the Securities Exchange Act of 1934), directly or indirectly, of Company securities representing 15% or more of the combined voting power of then outstanding securities of the Company; or

                           (ii) any person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change of Control.

         1.2 CONSTRUCTION. Where necessary or appropriate to the meaning hereof, the singular shall be deemed to include the plural, the plural to include the singular, the masculine to include the feminine, and the feminine to include the masculine.

                                   ARTICLE II

                                  PARTICIPATION
                                  -------------

                  2.1 PARTICIPANTS. The Participants in the Plan shall be such officers and other key executives of the Company designated as Participants from time to time pursuant to the provisions of Section 2.2.

                  2.2 DESIGNATION OF PARTICIPANTS. The designation of an individual as a Participant shall be made by action of the Board or the Executive Organization & Compensation Committee of the Board. In addition, the Board or the Executive Organization & Compensation Committee of the Board may award Service credit, not in excess of five years, to any individual who becomes or is a Participant.

                                   ARTICLE III

                     SUPPLEMENTAL NORMAL RETIREMENT BENEFITS
                     ---------------------------------------

                  3.1 ELIGIBILITY. Any Participant, who terminates his employment with the Affiliated Group on or after his Normal Retirement Date, shall be eligible for a monthly supplemental normal retirement benefit determined in accordance with the provisions of Section 3.2.

                  3.2 AMOUNT. Subject to the provisions of Article X and except as specifically provided otherwise in this Section 3.2, the monthly supplemental normal retirement benefit payable to an eligible Participant shall be equal to 45 percent of his Highest Monthly Final Average Compensation reduced by 1/20th for each full year that his years of Service are less than 20. Notwithstanding the foregoing, except as provided in Article VII, in the event that D. L. Pugh is credited with at least 10 years of Service under the Plan, including Service credited in the event of a Change of Control under Article VII, his monthly supplemental normal retirement benefit shall be equal to 60 percent of his Highest Monthly Final Average Compensation reduced by the monthly benefit payable to him at age 65 in a single life form under all Former Employee Plans and then reduced further by 50 percent of his Primary Social Security Benefit.

                  3.3 PAYMENT. Subject to the provisions of Articles VI and VII, the payment of the monthly supplemental normal retirement benefit determined under the provisions of Section 3.2 to an eligible Participant shall commence with the month next following the month in which he becomes eligible and shall continue monthly thereafter during his lifetime.

                                   ARTICLE IV

                     SUPPLEMENTAL EARLY RETIREMENT BENEFITS
                     --------------------------------------

                  4.1 ELIGIBILITY. Any Participant who terminates his employment with the Affiliated Group after attainment of age 55 and the completion of 10 years of Service but prior to his Normal Retirement Date shall be eligible for a monthly supplemental early retirement benefit determined in accordance with the provisions of Section 4.2.

                  4.2 AMOUNT. The monthly supplemental early retirement benefit payable to an eligible Participant shall be equal to the Accrued Portion of his monthly supplemental normal retirement benefit determined in accordance with the provisions of Section 3.2 on the date of his termination of employment, reduced by .4166% for each full month that commencement of such benefit precedes his Normal Retirement Date.

                  4.3 PAYMENT. Subject to the provisions of Articles VI and VII, a monthly supplemental early retirement benefit determined under the provisions of Section 4.2 shall be paid to an eligible Participant commencing with the month next following the month in which he becomes eligible and shall continue to be paid monthly thereafter during his lifetime.

                                    ARTICLE V

                        SUPPLEMENTAL DISABILITY BENEFITS
                        --------------------------------

                  5.1 ELIGIBILITY. Any Participant whose employment with the Affiliated Group is terminated due to Disability shall be eligible for a monthly supplemental disability benefit determined in accordance with the provisions of
Section 5.2.

                  5.2 AMOUNT. The monthly supplemental disability benefit of an eligible Participant shall be an amount which when added to any long term disability benefits payable to such Participant under any other plan or program maintained by an Affiliate (regardless of the source of contributions and converted, if necessary, into a monthly benefit for purposes hereunder) equals 60% of a Participant's Highest Monthly Final Average Compensation.

                  5.3 PAYMENT. Subject to the provisions of Section 5.4 and Articles VI and VII, a monthly supplemental disability benefit shall be paid to an eligible Participant commencing 180 days after the onset of a Participant's Disability and shall be payable monthly thereafter until the earlier of (i) the Participant's Normal Retirement Date, or (ii) the Participant's death. Upon attaining his Normal Retirement Date, any such Participant shall be entitled to receive a monthly supplemental normal retirement benefit determined in accordance with the provisions of Section 3.2, based upon his years of Service and Highest Monthly Final Average Compensation as of the time of the onset of his Disability, and payable in accordance with the provisions of Section 3.3.

                  5.4 TERMINATION OF SUPPLEMENTAL DISABILITY BENEFITS. Monthly supplemental disability benefit payments shall terminate if prior to a Participant's Normal Retirement Date (i) he engages in any gainful employment or occupation, other than for purposes of rehabilitation or purposes not incompatible with the finding of Disability, or (ii) if it is determined that he no longer has a Disability.

                  5.5 MEDICAL EXAMINATIONS. The Company may, in its discretion, require a Participant who is applying for a monthly supplemental disability benefit or who is receiving a monthly supplemental disability benefit to submit to such medical examinations as it may deem reasonably necessary; provided, however, that no Participant shall be required to undergo such examinations more than once a year. In the event a Participant refuses to submit to any such examination, his monthly supplemental disability benefit may be suspended by the Company.

                                   ARTICLE VI

                               PAYMENT OF BENEFITS
                               -------------------

                  6.1 OPTIONAL METHODS OF PAYMENT. Subject to the provisions of
Article VII and subject to the approval of the Executive Organization & Compensation Committee, any Participant who becomes eligible under the Plan for a supplemental normal or early retirement benefit may, in lieu of any benefits otherwise payable under the Plan, elect at least 30 days in advance of his termination date; to receive payment of such benefit in accordance with any one of the following forms of payment; provided, however, that in the event that his termination involuntarily occurs prior to 30 days notice, he may make such election within the ten-day period following his notice of termination.

                           OPTION A A reduced monthly supplemental retirement
                  benefit payable to such Participant for his lifetime following his termination of employment with the continuance of a monthly benefit equal to one-half of such reduced amount after his death to his Contingent Annuitant during the lifetime of the Contingent Annuitant, provided that such Contingent Annuitant is living at the time such Participant's benefit commences.

                           OPTION B A reduced monthly supplemental retirement
                  benefit payable to such Participant for his lifetime following his termination of employment with the continuance of a monthly benefit equal to three-quarters of such reduced amount after his death to his Contingent Annuitant during the lifetime of the Contingent Annuitant, provided such Contingent Annuitant is living at the time such Participant's benefit commences.

                           OPTION C A reduced monthly supplemental retirement
                  benefit payable to such Participant for his lifetime following his termination of employment with the continuance of a monthly benefit equal to such reduced amount after his death to his Contingent Annuitant during the lifetime of the Contingent Annuitant, provided such Contingent Annuitant is living at the time such Participant's benefit commences.

                           OPTION D A reduced monthly supplemental retirement
                  benefit payable to such Participant for his lifetime following his termination of employment with the continuance to the person or persons designated by him as his Term-Certain Beneficiary of such reduced amount after his death for the remainder, if any, of the ten-year period commencing with the date as of which the first payment of such monthly benefit is made, and with any monthly benefits remaining unpaid upon the death of the survivor of the Participant and his Term-Certain Beneficiary to be made to the estate of such survivor.

                           OPTION E A commercial annuity in the form of a single
                  life annuity for the life of such Participant.

                           OPTION F A commercial annuity in the form of a cash
                  refund annuity.

                           OPTION G A commercial annuity for a term certain of
                  ten years and continuous for the life of the Participant if he survives such term certain and with the continuance to the persons designated by him of any benefits remaining unpaid upon his death.

                           OPTION H A commercial annuity payable for the life of
                  such Participant with a survivor annuity for the life of his Contingent Annuitant which shall be equal to 50%, 75%, or 100% of the annuity payable during the joint lives of the Participant and his Contingent Annuitant.

                           OPTION I A single sum payment.

                  The Contingent Annuitant of a Participant under Option A, B, C, or H, or the Term-Certain Beneficiary under Option D or G shall be any person so designated by such Participant. The monthly payments to be made under any option shall be in an amount or amounts the actuarial value of which, on the date of commencement thereof or, if earlier, as of the Participant's Normal Retirement Date, shall be the actuarial equivalent of the monthly benefits otherwise payable to the Participant under the Plan, in lieu of which the option was elected, taking into account the age of his Contingent Annuitant if any, and determined in accordance with the provisions of Section 11.7. A Participant may revoke or elect to change any option made by him at any time prior to the end of the 30-day period before commencement of benefit payments. In any case where a benefit payable under the Plan is to be paid in the form of a commercial annuity, a commercial annuity contract shall be purchased from an insurance company selected by the Participant and distributed to such Participant. Upon the distribution of any amount used to purchase the annuity contract, the insurance company issuing such contract shall be solely responsible to the recipient of the contract for the annuity payments thereunder. All certificates for commercial annuity benefits shall be nontransferable, and no benefit thereunder may be sold, assigned, discounted, or pledged. Any commercial annuity purchased under the Plan shall contain such terms and provisions as may be necessary to satisfy the requirements under the Plan.

                  6.2 EFFECT OF VARIOUS CIRCUMSTANCES UPON AN OPTION. In the event that a Participant dies before any monthly benefit payment commences under such option, his election shall become inoperative and ineffective, and no payment shall become due to his Contingent Annuitant or Term-Certain Beneficiary under such option. If a Contingent Annuitant or Term-Certain Beneficiary dies prior to the commencement of any monthly benefit payment to such Participant under such option, his election shall become inoperative and ineffective and benefit payments, if any, shall be made under the Plan as if no such election had been made.

                  6.3 PAYMENT UNDER AN OPTION. Except in the event of a Change in Control, a monthly benefit payment under Option A, B, C, or D shall be made to an eligible Participant at the same time as the monthly benefit payment otherwise payable to him under the Plan would have commenced. Monthly benefit payments which become payable to a Contingent Annuitant of a Participant under Option A, B, or C shall commence with the month following the month in which the death of such Participant occurs and shall be payable monthly thereafter during the life of the Contingent Annuitant, the last payment being for the month in which the death of the Contingent Annuitant occurs. Monthly payments which become payable hereunder to a Term-Certain Beneficiary of a Participant under Option D shall commence with the month following the month in which the death of such Participant occurs, and the last such monthly payment shall be made for the last month in the term certain; provided, however, that in the event that any such monthly payments become payable to the estate of any person or to a trust, a lump-sum amount shall be paid to such estate or trust in lieu thereof. Such lump-sum amount shall be equal to the present actuarial value of the aggregate monthly payments otherwise payable to such estate or trust in accordance with the provisions of Section 11.7. Any single sum payment under Option I shall be made to an eligible Participant as of the January 1st or July 1st immediately following his retirement, whichever occurs earlier (the "Payment Date"); provided, however, that if such payment would cause the recognition of a settlement of a pension obligation on the income statement of the Company under the provisions of the Financial Accounting Standards Board Statement 88 (a "Settlement Expense"), such payment shall be made in installments beginning with the Payment Date and continuing on the first day of each fiscal year of the Company thereafter in such maximum amounts which will, in the opinion of the Plan's actuary, not cause a Settlement Expense. Any portion of a lump sum payment which is not paid to a Participant on the Payment Date shall accrue interest until paid in accordance with the foregoing provisions of this Section 6.3 at the annual rate utilized by the actuary for Plan accrual purposes on the date such Participant retires. In the event that a Settlement Expense would be caused due to the payment of multiple lump sum benefits (or portions thereof) to multiple eligible Participants, such payments shall be reduced on a pro rata basis in relation to the maximum amount which would be permitted to be paid at such time (not the original amount of the lump sum benefits) without causing a Settlement Expense.

                  6.4 CESSATION OF PAYMENTS DUE TO COMPETITION. Except in the event of a Change of Control, each payment of monthly supplemental retirement benefits under the Plan to a Participant shall be subject to the condition that the Participant has not engaged in Competition with the Affiliated Group, as defined in Section 6.5 below, at any time prior to the date of such payment.

                  6.5 COMPETITION. Competition for purposes of the Plan shall mean assuming an ownership position or a position as an employee, consultant, agent, or director with a business engaged in the manufacture, processing, purchase, sale, design, or distribution of the same products manufactured, sold, designed, or distributed by an Affiliate during the calendar year prior to the date of termination of the Participant's employment; provided, however, that in no event shall ownership of less than two percent of the outstanding capital stock entitled to vote for the election of directors of a corporation with a class of equity securities held of record by more than 500 persons in itself be deemed Competition; and provided further, that all of the following events shall have taken place:

                           (i) The Board shall have given written notice to the
                  Participant that, in the opinion of the Board, the Participant is engaged in Competition within the meaning of the foregoing provisions of this
                  Section 6.5, specifying the details thereof;

                           (ii) The Participant shall have been given a
                  reasonable opportunity, upon receipt of such notice, to appear before and to be heard by the Board with respect to his views regarding the opinion of the Board that the Participant engaged in competition;

                           (iii) The Board shall have given written notice to
                  the Participant that the Board determined that the Participant is engaged in Competition; and

                           (iv) The Participant neither shall have ceased to
                  engage in such Competition within 30 days from his receipt of notice of such determination nor shall have taken all reasonable steps to that end during such 30-day period and thereafter.

                                   ARTICLE VII

                                CHANGE IN CONTROL
                                -----------------

                  7.1 ELIGIBILITY FOR SUPPLEMENTAL RETIREMENT BENEFIT. In the event of a Change of Control and regardless of any Service or age requirement otherwise applicable under the Plan as well as the provisions of Article VI, each Participant who is employed by an Affiliate or who has incurred a Disability, shall be eligible to receive a monthly supplemental retirement benefit determined in accordance with the provisions of Section 7.2 and paid pursuant to the provisions of Section 7.3 in lieu of any other benefit under the Plan.

                  7.2 COMPUTATION OF BENEFITS UPON A CHANGE OF CONTROL. In the event of a Change of Control, the monthly supplemental retirement benefit of an eligible Participant shall be equal to the Accrued Portion of his monthly supplemental normal retirement benefit determined in accordance with the provisions of Section 3.2; provided, however, that for purposes of calculating such supplemental retirement benefit, each Participant who has not yet attained age 65 shall be credited with additional years of Service and age equal to one-half of the difference between 65 and his age on the date of such Change of Control, but not in excess of 10; and provided further, that notwithstanding the foregoing, in no event shall D. L. Pugh be credited with less than 10 years of Service for purposes of Section 3.2 or be deemed to be less than age 60 for purposes of Section 4.2.

                  7.3 PAYMENT OF BENEFITS UPON A CHANGE OF CONTROL. Except as otherwise provided in this Section 7.3, any monthly supplemental retirement benefit which is calculated under Section 7.2 and which is payable to an eligible Participant shall not be paid in a monthly annuity form but instead shall be paid in a single sum determined using the actuarial factors and interest rate set forth in Section 11.7, unless such Participant elects (i) during the 30-day period after a Potential Change of Control, or (ii) prior to the occurrence of a Change of Control, whichever occurs earlier, to receive, after his termination of employment with the Company, such monthly supplemental retirement benefit in one of the optional payment forms described in Section 6.1 of the Plan. Moreover, in the event of a Change of Control, each Participant and each Contingent Annuitant of a deceased Participant, who is receiving monthly supplemental retirement benefits under the Plan, shall receive the actuarial present value of future payments of such monthly benefits in a single sum determined pursuant to the provisions of Section 11.7. Any such single sum payment payable under this Section 7.3 shall be made to an eligible Participant or an eligible Contingent Annuitant as soon as reasonably practicable but in no event later than 60 days after such Change of Control.

                                  ARTICLE VIII

                                 DEATH BENEFITS
                                 --------------

                  8.1 DESIGNATION OF BENEFICIARY. Each Participant may designate a Beneficiary to whom death benefits determined in accordance with the provisions of Section 8.2 may be payable. In the event a Participant does not designate a Beneficiary or the designated Beneficiary of a Participant does not survive the Participant, then the Beneficiary of such Participant shall be the estate of such Participant. If any Beneficiary designated hereunder dies after becoming entitled to receive a distribution from the Plan and before such distribution is made to him in full, and if no other person or persons have been designated to receive such distribution upon the happening of such contingency, the estate of such deceased Beneficiary shall become the Beneficiary as to such distribution.

                  8.2 DEATH BENEFIT. Upon the death of a Participant to whom supplemental normal or early retirement benefits under the Plan have not yet commenced to be paid or upon the later of (i) the death of a Participant to whom supplemental normal or early retirement benefits under the Plan have commenced to be paid or (ii) the death of such a Participant's Contingent Annuitant or Term Certain Beneficiary, if any, as the case may be, the Beneficiary of such Participant shall receive the present actuarial equivalent of the Accrued Portion of the Participant's supplemental normal retirement benefit as of the earlier of the date benefits under the Plan commenced to be paid to the Participant or his death minus the aggregate benefit payments, if any, made to such Participant and, if applicable, his Contingent Annuitant or Term Certain Beneficiary under the Plan. Such benefits shall be paid in a single sum or in a series of installment payments over a period not in excess of five years as selected by the Board. Notwithstanding the foregoing provisions of this Article VIII, no death benefit shall be payable with respect to any deceased Participant who elected to receive his supplemental normal or early retirement benefit in the form of a commercial annuity and no death benefit shall be reduced due to the payment of supplemental disability benefits under the Plan.

                                   ARTICLE IX

                                 ADMINISTRATION
                                 --------------

                  9.1 AUTHORITY OF THE COMPANY. The Company shall be responsible for the general administration of the Plan, for carrying out the provisions hereof, and for making, or causing a grantor trust to make, any required supplemental benefit payments under the Plan. The Company shall have all such powers as may be necessary to carry out the provisions of the Plan, including the power to determine all questions relating to eligibility for and the amount of any supplemental retirement benefit and all questions pertaining to claims for benefits and procedures for claim review; to resolve all other questions arising under the Plan, including any questions of construction; and to take such further action as the Company shall deem advisable in the administration of the Plan. The Company may delegate any of its powers, authorities, or responsibilities for the operation and administration of the Plan to any person or committee so designated in writing by it and may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder. The actions taken and the decisions made by the Company hereunder shall be final and binding upon all interested parties.

                  9.2 CLAIMS PROCEDURE. If a claim for benefits under the Plan is denied in whole or in part by the Company, the claimant shall be notified in writing within 90 days of filing of the claim with the Company of (i) the specific reasons of such denial, (ii) the pertinent Plan provisions on which the denial is based, (iii) any additional material or information necessary for the claimant to perfect his claim (with an explanation as to the reason such material or information is necessary), and (iv) further steps which the claimant can take in order to have his claim reviewed (including a statement that the claimant or his duly authorized representative may review Plan documents and submit issues and comments regarding the claim to the Company). If the claimant wishes further consideration of his position, he may request a review of his claim by filing a written request with the Company within 90 days after receipt of the written notification provided for in the preceding sentence. The claimant's request for review may, but need not, include a request for a hearing on the claim by the Company. If such a hearing is requested, it will be held within 30 days after the receipt of such request for review. A final decision on the claim shall be made by the Company and communicated to the claimant within 60 days after the receipt of the request for review; provided, however, that if a hearing has been requested, the Company may extend said 60 day period by up to 30 additional days. Written notice of any such extension shall be furnished to the claimant prior to the commencement of the extension. The final decision hereunder shall be communicated in writing to the claimant with a statement of the specific reasons for any denial and the pertinent Plan provisions on which any such denial is based. If a final decision on review is not furnished to the claimant within the required time period, the claim shall be deemed to be denied on review.

                                    ARTICLE X

                            AMENDMENT AND TERMINATION
                            -------------------------

                  The Company reserves the right to amend or terminate the Plan at any time by action of the Board; provided, however, that no such action shall adversely affect any Participant or Contingent Annuitant who is receiving retirement benefits or supplemental disability benefits under the Plan or who has accrued a supplemental retirement benefit under the Plan, unless an equivalent benefit is provided under another plan sponsored by the Company.

                                   ARTICLE XI

                                  MISCELLANEOUS
                                  -------------

                  11.1 NON-ALIENATION OF BENEFITS. No benefit under the Plan shall at any time be subject in any manner to alienation or encumbrance. If any Participant, Contingent Annuitant, or Term-Certain Beneficiary shall attempt to, or shall, alienate or in any way encumber his rights or benefits under the Plan, or any part thereof, or if by reason of his bankruptcy or other event happening at any time any such benefits would otherwise be received by anyone else or would not be enjoyed by him, his interest in all such benefits shall automatically terminate and the same shall be held or applied to or for the benefit of such person, his spouse, children, or other dependents as the Company may select.

                  11.2 PAYMENT OF BENEFITS TO OTHERS. If any Participant, Contingent Annuitant, or Term-Certain Beneficiary to whom a benefit is payable under the Plan is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, brother, sister, adult child, or any other individual deemed by the Company to be maintaining or responsible for the maintenance of such person. Any payment made in accordance with the provisions of this Section 11.2 shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

                  11.3 PLAN NON-CONTRACTUAL. Nothing herein contained shall be construed as a commitment or agreement on the part of any Participant to continue his employment with the Company, and nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment or the annual rate of compensation of any Participant for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

                  11.4 TRUST. In order to provide a source of payment for its obligations under the Plan, the Company may establish a grantor trust.

                  11.5 INTEREST OF A PARTICIPANT. The obligation of the Company under the Plan to provide a Participant with supplemental retirement benefits supplemental disability benefits constitutes the unsecured promise of the Company to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Company.

                  11.6 CLAIMS OF OTHER PERSONS. The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right against the Company, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

                  11.7 ACTUARIAL FACTORS. Supplemental retirement benefits of a Participant that are payable in a single sum form pursuant to the provisions of Sections 6.3, 7.3, or 8.2 shall be determined by using the applicable interest rate and applicable mortality rate specified under Section 417(e)(3) of the Code for the January immediately preceding the month in which the supplemental retirement benefit of a Participant under the Plan is to be paid in a lump sum form. Actuarially equivalent benefits under the Plan for options other than Option I shall be determined using the UP-1984 Mortality Table with a 3-year setback and the Uniform Seniority Table and an 8% interest rate.

                  11.8 SEVERABILITY. The invalidity or unenforceability of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

                  11.9 GOVERNING LAW. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

                  Executed at Cleveland, Ohio, this 14th day of February, 2002.

                                   APPLIED INDUSTRIAL TECHNOLOGIES, INC.

                                   By:     /s/ David L. Pugh
                                        ----------------------------------------